PROCEPT, INC.

                           PLACEMENT AGENCY AGREEMENT


                                                                October 26, 1997

Paramount Capital, Inc.
787 Seventh Avenue
New York, New York  10019

Dear Sirs:

     Procept, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement to retain Paramount Capital, Inc. (the "Placement Agent") on an exclusive basis to introduce the Company to, and to procure subscriptions from,"accredited investors" as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act") as prospective purchasers ("Purchasers") of a minimum (the "Minimum Offering") of twenty-five (25) Units (the "Units") and a maximum (the "Maximum Offering") of one hundred (100) Units, with an option in favor of the Placement Agent to offer up to an additional one hundred fifty (150) Units to cover over-allotments at a purchase price of $100,000 per Unit, with each "Unit" consisting of (a) a number of shares of Common Stock (rounded to the nearest whole share, with one-half (0.5) of one share being rounded upward) (the "Offering Quantity") of the Company, par value $.01 per share (the "Common Stock"), determined by dividing one hundred thousand dollars ($100,000) by the lesser of (A) $2.00 and (B) fifty percent (50%) of the Trading Price (as defined in the Subscription Agreement (as defined below)) of the Common Stock on the Nasdaq National Market immediately preceding (i) the Initial Closing Date (as defined below), (ii) any Interim Closing Date (as defined below), or (iii) the Final Closing Date (as defined below) of this Offering, whichever is lowest (the "Offering Price") and (b) warrants (the "Class C Warrants") to purchase at any time prior to the fifth anniversary of the Final Closing Date, a number of shares of Common Stock equal to (x) the Offering Quantity multiplied by (y) 0.5 (rounded to the nearest whole share, with one-half (00.5) of one share being rounded upward). The Units shall have the terms set forth in the Term Sheet (as defined below).

     The sale to such Purchasers (the "Offering") will be made through a private placement by the Placement Agent (or its designated selected dealers) on a "best efforts" basis pursuant to the Confidential Term Sheet dated November 14, 1997, and all supplements, amendments and exhibits thereto and documents incorporated therein by reference, all of which constitute an integral part thereof (the "Term Sheet"), separate subscription agreements between the Company and each purchaser of Units in the Offering (collectively "Purchasers") and related documents (the "Subscription Agreements") in accordance with Section 4(2) of the Act and Regulation D promulgated thereunder.

     The Term Sheet and the exhibits attached thereto, the Subscription Agreements, the exhibits to the Subscription Agreements, the Warrant Agreement to be entered into by and between the Company, American Stock Transfer and Trust Company, as warrant agent, and the

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Paramount Capital, Inc.
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Placement Agent (the "Warrant Agreement"), the Escrow Agreement (the "Escrow
Agreement") among the Company, the Placement Agent and Fleet Bank, N.A. (the "Escrow Agent"), the Financial Advisory Agreement (as defined in Section 5(k) below), the Placement Options (as defined in Section 4(d) below), the Advisory Options (as defined in Section 5(k) below ) and this Placement Agency Agreement are collectively referred to herein as the "Offering Documents."

     The Company, at its sole cost, shall prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agent.

     Each prospective investor subscribing to purchase Units shall be required to deliver, among other things, a Subscription Agreement, which shall include a Confidential Investor Questionnaire ("Questionnaire"). The Company shall make available to each prospective purchaser at a reasonable time prior to the purchase of the Units the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the Offering and the opportunity to obtain additional information necessary to verify the accuracy of the documents delivered in connection with the purchase of the Units to the extent it possesses such information or can acquire it without unreasonable effort or expense. After the investors shall have had an opportunity to review the Offering Documents, and have had the opportunity to address all inquiries to the Company, separate Subscription Agreements shall be completed by each prospective investor. The Company, with the consent of the Placement Agent, and the Placement Agent, in its sole discretion, shall have the right to reject subscriptions in whole or in part. The Company shall evidence its acceptance of a subscription by countersigning a copy of the applicable Subscription Agreement and returning the same to the Placement Agent.

     Capitalized terms used in this Agreement, unless otherwise defined herein or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

     1. Appointment of Placement Agent.

        (a) The Placement Agent is hereby appointed exclusive placement agent of the Company (subject to the Placement Agent's right to have Selected Dealers, as defined in Section 1(c) hereof, participate in the Offering) during the Offering Period herein specified for the purposes of assisting the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents. The Placement Agent shall not be deemed an agent of the Company for any other purpose. The "Offering Period" shall commence on the day the Offering Documents are first made available to the Placement Agent by the Company for delivery in connection with the offering for the sale of the Units (the "Commencement Date"). Upon receipt of the Minimum Offering amount, the Placement Agent may conduct a closing (the

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Paramount Capital, Inc.
Page 3

"Initial Closing Date") and may conduct subsequent closings on an interim basis until the Maximum Offering amount (and any over-allotment amount) has been reached or the Offering is terminated (the "Final Closing Date"). Each such closing may be referred to herein as a "Closing". If not terminated earlier pursuant to this Agreement, the Offering Period shall terminate at 11:59 p.m. New York City Time on January, [ ] 1998, subject to an extension, at the option of the Placement Agent, for an additional sixty (60) days (the "Termination Date"), accordingly, the Offering Period shall terminate on the Final Closing Date or the Termination Date, as the case may be. If subscriptions for the Minimum Offering amount of 25 Units are not received prior to the end of the Offering Period, the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction.

        (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell the Units. The Placement Agent's agency hereunder is not terminable by the Company prior to the Termination Date except as set forth in Section 8(g).

        (c) The Placement Agent may engage other persons, selected by it in its sole discretion, who are members of the National Association of Securities Dealers, Inc., ("NASD") or who are located outside the United States and that have executed a Selected Dealers Agreement (each such person being hereinafter referred to as a "Selected Dealer") and the Placement Agent may allow such persons such part of the compensation and payment of expenses payable to the Placement Agent hereunder as the Placement Agent shall determine; provided, however, that any such compensation shall be received pursuant to Section 4(d) hereof.

        (d) Subscriptions for Units shall be evidenced by the execution by qualified subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until a closing is held, all subscription funds received shall be held in escrow as described in the Escrow Agreement. The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective investor in payment for Units, nor shall the Placement Agent incur any liability with respect to any such check.

     2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

        (a) Securities Law Compliance. The Offering Documents, as of their

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Paramount Capital, Inc.
Page 4

respective dates do, and as of the date of the Term Sheet and each Closing, shall describe the material aspects of an investment in the Company and conform in all respects with the requirements of Section 4(2) of the Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors"(as that term is defined in Regulation D under the Act). The Offering Documents shall not, as of the date of the Term Sheet and each Closing, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to information relating to the Placement Agent which is provided in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent (or the prospective Purchasers designated by the Placement Agent) with amendments or supplements correcting such statement or omission. The Company shall also provide the Placement Agent for delivery to all offerees and Purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company's counsel reasonably deem necessary to comply with applicable state and federal law.

     The Company acknowledges that the Placement Agent (i) has not supplied any information for inclusion in the Offering Documents other than information relating to the Placement Agent furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents; (ii) has no obligation independently to verify any of the information in the Offering Documents; and (iii) has no responsibility for the accuracy or completeness of the Offering Documents, except for the information, relating to the Placement Agent, furnished in writing by the Placement Agent to the Company specifically for inclusion in the Offering Documents.

        (b) Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, is duly qualified or licensed to do business as a foreign corporation and is in good standing in Massachusetts and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Term Sheet, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects and financial condition of the Company and has all requisite corporate power and authority to own and lease its respective properties, to carry on its respective business as currently conducted and as proposed to be

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Paramount Capital, Inc.
Page 5

conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

        (c) Capitalization. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Term Sheet. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. The Common Stock, when issued, will have the rights, preferences and privileges substantially as set forth in the Subscription Agreements. All prior sales of securities of the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet and as otherwise required by law, there are no restrictions on the voting or transfer of any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation, By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

        (d) Warrants, Preemptive Rights, Etc. Except as set forth in or contemplated by the Term Sheet, there are not, nor will there be immediately after any Closing (as hereinafter defined), any outstanding warrants, options, agreements, convertible securities, rights of first refusal, rights of first offer, preemptive rights or other rights to subscribe for or to purchase or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Term Sheet.

        (e) Subsidiaries and Investments. Other than as disclosed in the Term Sheet and 225,000 shares of common stock of VacTex, Inc., a Delaware corporation, the Company does not own, directly or indirectly, capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

        (f) Financial Statements. The financial information contained in the Offering Documents is accurate in all material respects. The Company's financial statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be

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Paramount Capital, Inc.
Page 6

recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated, subject in the case of unaudited interim financial statements, to normal year-end adjustments.

        (g) Absence of Changes. Since the date of the Term Sheet, except as has been or will be reflected in the Term Sheet prior to each Closing, the Company has not incurred any liabilities or obligations, direct or contingent, other than those that were incurred in the ordinary course of business, nor has the Company entered into any transaction that is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business, prospects or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

        (h) Title. The Company has good and marketable title to all tangible properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business. Except as has been or will be reflected in the Term Sheet prior to each Closing, all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such tangible properties as are necessary to its operations as now conducted and proposed to be conducted and except to the extent described in the Term Sheet, the Company presently does not anticipate the need for any capital expenditures.

        (i) Proprietary Rights. Except as has been or will be reflected in the Term Sheet prior to each Closing, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology and know-how and other intangible property used or proposed to be used in the conduct of its business as described in or contemplated by the Term Sheet (the "Proprietary Rights"). Except as has been or will be reflected in the Term Sheet prior to each Closing, the Company or the entities from whom the Company has acquired rights, has taken all necessary

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Paramount Capital, Inc.
Page 7

action to protect all of the Company's Proprietary Rights. Except as set forth in the Term Sheet, the Company has not received any notice of, and there are not any facts known to the Company that indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights; the Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company's knowledge, the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by the Company or with respect to any products currently under development by the Company or with respect to the conduct of the Company's business as currently contemplated. Except as described in the Term Sheet, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commit ments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted or as proposed to be conducted. To the best of the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, as currently conducted or as proposed to be conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

        (j) Litigation. Except as set forth in the Term Sheet, there is no material action, suit, claim or proceeding at law or in equity, or to the Company's knowledge, investigation or customer complaint, by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company which the Company believes will result in the foregoing) the adverse outcome of which would materially adversely affect the Company's business, prospects or financial condition. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the Company's business, prospects or financial condition.

        (k) Non-Defaults, Non-Contravention. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents, or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Certificate of Incorporation, its By-laws, or any indenture, mortgage, material purchase order or other agreement or instrument to which the Company is a party or by which it

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Paramount Capital, Inc.
Page 8

or its property is bound or affected or (ii) with respect to any material order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there is no existing condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute, a default under any of the foregoing, which in either case would have a material adverse effect on the business, prospects or financial condition of the Company.

        (l) Taxes. The Company has filed all Federal, state, local and foreign tax returns required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

        (m) Compliance With Laws, Licenses, Etc. The Company has not received notice of any violation of, or non-compliance with, any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business, the violation of, or noncompliance with which, would have a materially adverse effect on the business, financial condition, prospects or operations of the Company. The Company has all governmental licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Company's Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any thereof.

        (n) Authorization of Documents and Units. Each of the Offering Documents, has been, or prior to any Closing will be, duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of the Offering Documents has been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute (assuming that such agreements are countersigned, if necessary) the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to the availability and enforceability of equitable remedies and to applicable bankruptcy and other laws relating to the rights of creditors generally and except as the enforcement of the rights to indemnification and contribution hereunder and under any other Offering Documents may be limited by federal or state securities laws or public policy. The Company has full corporate power and lawful authority to authorize, issue and sell the Units to be sold to the Purchasers and the securities underlying the Units

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Paramount Capital, Inc.
Page 9

(as defined below). No consent is required by the Company or from any third party (other than the SEC, but only insofar as such consent relates to the Company's obligation to register the Registrable Securities (as defined below)) to perform any of its obligations under this Agreement or any of the Offering Documents. Any increase to the number of authorized shares of Common Stock will require, among other things, the approval of the holders of a majority of the outstanding Common Stock of the Company.

        (o) Exemption from Registration. Assuming (i) the accuracy of the information provided by the respective Purchasers in the Subscription Agreements, and (ii) the timely filing of a Form D by the Company, the offer and sale of the Units and the granting of the Placement Options and the Advisory Options (as defined below) pursuant to the terms of this Agreement are exempt from the registration requirements of the Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualification contained in Rule 507 promulgated thereunder. There exists no fact or set of facts known to the Company or its counsel that might cause the Offering to be integrated with any other offering of the Company's securities which would cause this offering to lose its exemption under Regulation D.

        (p) Registration Rights. Except as set forth in the Term Sheet or
Section 5 of the Subscription Agreement, no person has any right to cause the Company to effect the registration under the Act of any securities of the Company.

        (q) Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

        (r) Title to Units. When certificates representing the Common Stock and Class C Warrants shall have been duly delivered to the Purchasers and payment shall have been made for the Units, the several Purchasers shall have good and valid title to the Common Stock and the Class C Warrants and, upon exercise of such Class C Warrants, will have good and valid title to the Common Stock issuable upon such exercise (the "Conversion Shares"), in each case, free and clear of all liens, encumbrances and claims and adverse claims, whatsoever (except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Placement Options and Advisory Options shall have been duly delivered to the Placement Agent, the Placement Agent or its designees shall have good and valid title to the Placement Options and Advisory Options, upon exercise of such Placement Options and/or Advisory Options, will have good and valid title to the Common Stock and Class C Warrants issuable upon such exercise, and upon exercise of such Class C Warrants issuable upon exercise of such Placement Options and/or Advisory Options, will have good and valid title to the Common Stock into which such Class C Warrants are converted, in each case, free and clear of all liens,

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Paramount Capital, Inc.
Page 10

encumbrances and adverse claims, whatsoever (except as arising from applicable Federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. When certificates representing the Common Stock issuable pursuant to Article VI of the Subscription Agreement (the "Article VI Issuances") shall have been duly delivered to the Purchasers, the several Purchasers shall have good and valid title to the Common Stock constituting such Article VI Issuances free and clear of all liens, encumbrances and claims and adverse claims, whatsoever (except as arising from applicable Federal and state securities laws), such Common Stock shall be duly authorized, validly issued, fully paid and non-assessable, and the Company shall have paid all taxes, if any, in respect of the original issuances thereof.

        (s) Non-Affiliated Directors. The Company's Board of Directors has not less than two (2) directors who are independent from, and unaffiliated with, management of the Company.

        (t) Accuracy of Reports. All material reports required to be filed by the Company within the two years prior to the date of this Agreement under the Securities and Exchange Act of 1934 as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Term Sheet or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

        (u) Reservation of Shares; Transfer Taxes, Etc. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting any exercises of Class C Warrants, and any Reset Issuance (as defined in the Subscription Agreement), Semi-Annual Issuance (as defined in the Subscription Agreement) and Dilution Issuance (as defined below and, together with Reset Issuances and Semi-Annual Issuances, referred to herein as "Article VI Issuances"), such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect such exercises and Article VI Issuances from time to time required or reasonably anticipated. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized, unissued and unreserved Common Stock shall not be sufficient to permit any required or reasonably anticipated exercises of Class C Warrants or
Article VI Issuances. In the event, and to the extent, that the company does not have sufficient authorized but unissued shares of Common Stock to effect any exercise of Class C Warrants or any Article VI Issuance (collectively a "Common Issuance Event"), the Company shall pay the Subscriber cash.

     3. Representations and Warranties of the Placement Agent. The Placement

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Paramount Capital, Inc.
Page 11

Agent represents and warrants as follows:

        (a) The Placement Agent is duly organized and validly existing and in good standing as a corporation under the laws of the State of New York with full and adequate power and authority to enter into and perform this Agreement.

        (b) In offering the Units, the Placement Agent shall deliver (or direct the Company to deliver) to each prospective purchaser, prior to the Company's acceptance of any subscription from such prospective purchaser, the appropriate Offering Documents. The Placement Agent will not engage in a general solicitation or employ general advertising in connection with the Offering.

        (c) The Placement Agent shall use its reasonable efforts to conduct the Offering in material compliance with applicable federal and state securities laws so as to preserve the exemption provided in Section 4(2) of the Act and any applicable rules or regulations promulgated thereunder or under such state securities laws. The Placement Agent shall use reasonable efforts to make offers only to persons who the Placement Agent has reasonable grounds to believe are "accredited investors" (as defined in Regulation D under the Act). The final acceptance of any subscription shall be made only after the Company has reviewed the Subscription Agreement and agreed to such final acceptance and determination as to the status of such subscriber which such acceptance and determination shall remain solely the responsibility of the Company.

        (d) The Placement Agent is, and at each closing shall be, (i) a securities broker-dealer registered with the Commission and any jurisdiction where broker-dealer registration is required in order for the Company to sell the Units in such jurisdiction and (ii) a member in good standing of the NASD.


     4. Closing; Placement and Fees.

        (a) Closing. Provided that the Placement Agent has received subscriptions for the Minimum Offering amount, the Placement Agent may conduct, in its sole discretion, closings (the date of each a "Closing Date") at the offices of the Placement Agent, 787 Seventh Avenue, New York, New York, until the Final Closing Date. On each Closing Date, payment for the Units issued and sold by the Company shall be made to the Company in immediately available funds against delivery of certificates evidencing the Common Stock and Class C Warrants comprising such Units.

        (b) Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties

Paramount Capital, Inc.
Page 12

of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (i) Due Qualification or Exemption. (A) The Offering contemplated by this Agreement shall become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 4(c) below not later than the Closing Date, subject to any filings to be made thereafter, and (B) at the Closing Date, no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

            (ii) No Material Misstatements. Neither the Blue Sky qualification materials, the Offering Documents, nor the Term Sheet, nor any supplement thereto, will contain an untrue statement of a fact which in the opinion of the Placement Agent is material, or omit to state a fact, which in the opinion of the Placement Agent is material and is required to be stated therein, or is, in the opinion of the Placement Agent, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (iii) Compliance with Agreements. The Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Subscription Agreements at or prior to each Closing;

            (iv) Corporate Action. The Company shall have taken all corporate action necessary to permit the valid execution, delivery and performance of the Offering Documents by the Company, including, without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of the Offering Documents and the performance by the Company of its obligations hereunder and the offering contemplated hereby;

            (v) Opinion of Counsel to the Company. The Placement Agent shall receive the opinion of counsel to the Company (stating that each of the Purchasers may rely thereon as though addressed directly to such Purchaser), dated as of each Closing Date, substantially to the effect that:

                (A) the Company is duly incorporated, validly existing and in corporate good standing under the laws of the State of Delaware, has all requisite corporate power and lawful authority necessary to own or hold its properties and conduct its business as described in the Term Sheet and is duly qualified or licensed to do business as a foreign corporation and is in good standing in Massachusetts and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Term Sheet, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the

Paramount Capital, Inc.
Page 13

business, prospects and financial condition of the Company. To such counsel's knowledge except with respect to VacTex, Inc., the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity;

                (B) the execution, delivery and performance of each of the Offering Documents to which the Company is a signatory, and the issuance of (I) the Units, the Common Stock and Class C Warrants included in the Units and the Placement and Advisory Options, (II) the Common Stock and Class C Warrants issuable upon exercise of the Placement and Advisory Options and (III) the shares of Common Stock issuable upon exercise of the Class C Warrants (the "Exercise Shares") (including the Exercise Shares underlying the Class C Warrants issuable upon exercise of the Placement and Advisory Options), have been duly authorized by all necessary corporate action on the part of the Company; provided, however, that shareholder consent is required for any increase in authorized shares. Each of the Offering Documents to which the Company is a signatory has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to such limitations on enforceability as such counsel shall specify in the opinion and that shall be acceptable to the Placement Agent;

                (C) the authorized, issued and outstanding capital stock of the Company as of the date set forth therein (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Term Sheet. To such counsel's knowledge, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Term Sheet. To such counsel's knowledge, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any security holder;

                (D) assuming (x) the accuracy of the information provided by the Subscribers in the Subscription Documents and (y) the timely filing with the Securities and Exchange Commission and any applicable state securities authorities of a Form D and amendments thereto containing accurate and complete information, the issuance and sale of the Units is exempt from registration under the Act and Rule 506 of Regulation D promulgated thereunder and is not subject to integration with any other offering of the Company's securities which will undermine the exempt status of the Offering;

                (E) neither the execution and delivery of the Offering Documents nor compliance with the terms hereof or thereof, nor the consummation of the transactions herein or therein contemplated, has, conflicts with, results in a breach of, or

Paramount Capital, Inc.
Page 14

constitutes a default under the Certificate of Incorporation (provided that such counsel may note that the Company may not issue shares in excess of the authorized capital stock) or By-laws of the Company, or any material contract, instrument or document known to such counsel after due inquiry to which the Company is a party, or by which it or any of its properties is bound (provided such counsel need express no opinion with respect to the satisfaction of the stockholder approval requirement under the Company's existing agreement with Nasdaq) or, to the best knowledge of such counsel, violate any applicable order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business;

                (F) except as disclosed in the Term Sheet, to such counsel's best knowledge and without conducting a search of court documents, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against the Company which could, if adversely determined, materially and adversely affect the business, properties or financial condition of the Company, the transactions or other acts contemplated by the Offering Documents or the validity or enforceability of the Offering Documents. Except as disclosed in the Term Sheet, to such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that names the Company;

                (G) upon the issuance of the Units, the Common Stock (including the Common Stock issuable pursuant to any Article VI Issuances) and Class C Warrants (including the shares of Common Stock and the Class C Warrants issuable upon exercise of the Placement and Advisory Options), the Placement and Advisory Options and the Exercise Shares (including the Exercise Shares underlying the Class C Warrants issuable upon exercise of Placement and Advisory Options), each of the Purchasers or the Placement Agent and its designees, as the case may be, shall acquire such securities, free and clear of all pledges, liens, claims, encumbrances, preemptive rights, rights of first offer or right of first refusal and restrictions known to such counsel after due inquiry, except for the transfer restrictions set forth in the Subscription Agreements and any action taken to encumber such securities by the holders thereof;

                (H) the Common Stock included in the Units, when issued in accordance with the terms of the Subscription Agreement for the consideration expressed therein will have been duly authorized, fully paid, validly issued and non-assessable. The Class C Warrants, the Placement Options and the Advisory Options, when issued in accordance with the terms of this Agreement and/or the Subscription Agreement, as applicable, for the consideration expressed therein, will have been validly issued and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to such limitations on enforceability as such counsel shall specify in the opinion and that shall be acceptable to the Placement Agent. The Common Stock

Paramount Capital, Inc.
Page 15

(x) constituting Article VI Issuances and (y) issuable upon exercise of the Class C Warrants and the Placement and Advisory Options (including the shares of Common Stock issuable upon exercise of the Class C Warrants underlying the Placement and Advisory Options) (the securities referred to in clauses (x) and
(y) above collectively the "Additional Shares"), when issued in accordance with the terms thereof for the consideration expressed therein, will have been duly authorized, validly issued, fully paid, and non-assessable. The Additional Shares have been duly authorized by all necessary corporate action on the part of the Company and, to the extent such shares are available and as such shares become, from time to time available, shall be reserved for issuance by the Board of Directors.

                (I) the Company's Restated Certificate of Incorporation provides that the Company shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become a director of the Company. The Company's Restated Certificate of Incorporation also provides that no director shall be personally liable to the Company or its stockholders for monetary damages for any breach of a fiduciary duty by such director as a director, to the fullest extent permitted by the Delaware General Corporation Law, as from time to time amended.

                Such counsel shall state, in opining on any matter stated to be subject to the knowledge of such counsel, that such knowledge shall include the actual knowledge of such counsel who have given substantive attention to the Company's affairs in connection with the Offering and that such counsel has made due inquiry, including, but not limited to, appropriate inquiries of officers of the Company with respect to the subject matter of such opinion and has reviewed all documents the existence of which is disclosed by such inquiries or of which such counsel is otherwise aware of as a result of its representation of the Company.

                In addition, such counsel shall state that in the course of the preparation of the Offering Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, counsel participated in conferences with certain officers and other representatives of the Company and the Placement Agent during which the contents of the Offering Documents and related matters were discussed. Such counsel shall advise the Placement Agent in the form of an opinion of counsel that such counsel has no reason to believe that, as of the date of such opinion, the Term Sheet including any document incorporated by reference therein contained any untrue statement of a material fact relating to the Company or omitted to state a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were

Paramount Capital, Inc.
Page 16

made.

                (vi) Opinion of Patent Counsel. The Placement Agent shall receive (unless waived in writing by the Placement Agent) the opinion of patent counsel to the Company (which such counsel shall be satisfactory to the Placement Agent), dated the Closing Date in the form and substance satisfactory to counsel for the Placement Agent.

                (vii) Comfort Letter. The Company shall cause Coopers & Lybrand, L.L.P., the Company's independent public accountants, to address and deliver to the Company and the Placement Agent a letter or letters (which letters are frequently referred to as "Comfort Letters") dated as of each Closing Date and the effective date of the registration statement required to be filed in connection with the Subscription Agreements.

                (viii) Officer's Certificate. The Placement Agent shall receive an Officer's Certificate substantially in the form of Exhibit A hereto and a Secretary's Certificate substantially in the form of Exhibit B hereto, signed by the appropriate parties and dated as of each Closing Date. These certificates shall state, among other things, that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such Closing Date with the same effect as though expressly made at such Closing Date.

                (ix) Escrow Agreement. The Placement Agent shall receive a copy of a duly executed Escrow Agreement with Fleet Bank, N.A.

                (x) Transmittal Letters. The Placement Agent shall receive copies of all letters from the Company to the investors transmitting the Common Stock and Class C Warrants and shall receive a letter from the Company confirming transmittal of the securities to the investors.

            (c) Blue Sky. A summary blue sky survey, at the sole cost of the Company (including, without limitation, the legal fees and disbursements in connection therewith), shall be prepared by counsel to the Placement Agent stating the extent to which and the conditions upon which offers and sales of the Units may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber, (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent, and (iv) the representations of the Company set forth in the certificate to be delivered at each Closing pursuant to paragraph (viii) of Section 4(b).

            (d) Placement Fees and Expenses. (i) Simultaneously with payment for and delivery of the Units at each Closing as provided in paragraph 4(a) above, the Company

Paramount Capital, Inc.
Page 17

shall at such Closing pay to the Placement Agent (i) a commission (the "Cash Commission") equal to nine percent (9%) of the aggregate purchase price of the Units sold and (ii) a non-accountable expense allowance (the "Expense Allowance") equal to four percent (4%) of the aggregate purchase price of the Units sold. The Company shall also pay all expenses in connection with the qualification of the Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate. In addition, the Company shall pay to the Placement Agent a commission of five percent (5%) upon the exercise of the Class C Warrants. In addition, upon each Closing of the sale of the Units being offered, the Company will sell to the Placement Agent and/or its designees, for $.001 per option, options (the "Placement Options") to acquire a number of newly issued Units equal to ten percent (10%) of the number of Units issued in the Offering, exercisable for a period of five (5) years commencing six (6) months after the Final Closing Date at an exercise price equal to one hundred ten percent (110%) of the initial offering price of the Units. The Company agrees with the Placement Agent and its successors and assigns that the securities underlying the Placement Options will not be subject to redemption by the Company nor will they be callable or mandatorily convertible by the Company. The Placement Options cannot be transferred, sold, assigned or hypothecated for six months except that they may be assigned in whole or in part during such period to any NASD member participating in the Offering or any officer or employee of the Placement Agent or any such NASD member. The Placement Options will contain a cashless exercise feature, a provision for payment of the exercise price by promissory note, antidilution provisions and the right to have the Common Stock issuable upon exercise of the Placement Options included on the Shelf Registration Statement.

                (ii) The Cash Commission, Expense Allowance, and Placement Options and Advisory Options as set forth in this Agreement shall be paid to the Placement Agent with respect to any investment by any investors introduced to the Company by the Placement Agent ("Covered Investors") in the event that any such Covered Investor purchases securities from the Company during the twelve
(12) months following the Final Closing Date of the Offering.

                (e) No Adverse Changes. There shall not have occurred, at any time prior to the Closing (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's determination will in the immediate future materially disrupt, the securities markets of the United States; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market, or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets,

Paramount Capital, Inc.
Page 18

results of operations, financial condition or prospects of the Company; or
(viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

     5. Covenants of the Company.

        (a) Use of Proceeds. The net proceeds of the Offering will be used by the Company substantially as set forth in the Term Sheet. The Company shall not use any of the proceeds from this Offering to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or repay any indebtedness of the Company including but not limited to any indebtedness to current executive officers or principal stockholders of the Company, but excluding accounts payable to non-affiliates incurred in the ordinary course of business, without the prior written consent of the Placement Agent.

        (b) Expenses of Offering. The Company shall be responsible for and shall bear all expenses incurred in connection with the proposed Offering, including but not limited to, the costs of preparing and duplicating the Term Sheet and all exhibits thereto; the costs of preparing, printing and filing with the Securities and Exchange Commission (the "SEC") the Shelf Registration Statement and amendments, post-effective amendments and supplements thereto; preparing, duplicating and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectus; preparing, duplicating and delivering (including by facsimile) all selling documents, including but not limited to the Term Sheet, the Placement Agency Agreement, Subscription Agreements, Warrant agreements, blue sky memorandum and stock and warrant certificates; blue sky fees, filing fees and legal fees and disbursements of the Placement Agent's counsel in connection with blue sky matters; fees and disbursements of the transfer and warrant agent; the cost of a total of two sets of bound closing volumes for the Placement Agent and its counsel; and the cost of three tombstone advertisements, at least one of which shall appear in a national business newspaper and one of which shall appear in a major New York newspaper (or, at the option of the Placement Agent, forty (40) lucite deal mementos) (collectively, the "Company Expenses"). The Company agrees to use a printer designated by the Placement Agent and which is reasonably acceptable to the Company. The Company shall pay to the Placement Agent a non- accountable expense allowance equal to 4% of the total proceeds of the Offering (the "Expense Allowance"), of which twenty thousand dollars ($20,000) shall be due and payable upon the date the Term Sheet is completed, to cover the cost of the Placement Agent's mailing, telephone, telecopy, travel to due diligence meetings and other similar expenses including legal fees of the Placement Agent's counsel (other than legal fees in connection with blue sky matters as to which fees the Company shall be responsible and any items designated above as Company Expenses). Such prepaid expense allowances shall be non-refundable. If the proposed financing is not completed because the Company prevents it or because of a breach by the Company of any covenants, representations or warranties contained herein, then the Company shall pay to the

Paramount Capital, Inc.
Page 19

Placement Agent a fee of one hundred thousand dollars ($100,000) against which the $20,000, if previously paid, shall be credited (in addition to the Company Expenses for which the Company shall in all events remain liable).

         (c) Notification. The Company shall notify the Placement Agent immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

         (d) Blue Sky. The Company will use its best efforts to qualify the Units for offering and sale under exemptions from qualification or registration requirements under the securities or "blue sky" laws of such jurisdictions as the Placement Agent may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

         (e) Registration Statement Filing. The Company will, as soon as practicable, but not later than thirty (30) days after the Final Closing Date,
(i) file a shelf registration statement (the "Shelf Registration Statement") with respect to the resale of (A) the Common Stock underlying the Units (including the Units issuable upon exercise of the Placement Options and Advisory Options, (B) the Class C Warrants (including the Class C Warrants underlying the Placement and Advisory Options, (C) the Exercise Shares (including the Exercise Shares underlying the Class C Warrants issuable upon exercise of Placement Options and the Advisory Options) and (D) the shares of Common Stock constituting any Article VI Issuances (together the "Registrable Capital Stock") with the SEC and use its best efforts to have such Shelf Registration Statement declared effective by the SEC prior to the date that is seventy-five (75) days after the Final Closing Date (subject to penalties for failure to effect such registration in the time frames required) and (b) cause such Shelf Registration Statement to remain effective until such date as the holders of the securities (including the securities issued or then required to be issued by the Company pursuant to any Article VI Issuances, whether pursuant to Reset Issuances (as defined in the Subscription Agreement), Semi-Annual Issuances (as defined in the Subscription Agreements) or Dilution Issuances (as defined in the Subscription Agreement) have

Paramount Capital, Inc.
Page 20

completed the distribution described in the Shelf Registration Statement or at such time that such shares are no longer, by reason of Rule 144(k) under the Act, required to be registered for the sale thereof by such holders who are not affiliates of the Company. In the event that the Shelf Registration Statement is not declared effective within the 75 day period described above, the Company shall declare and pay, for no additional consideration, to the Purchasers additional Units, equal to .25% of the Units, then held by such Purchaser for each whole month in which the Shelf Registration Statement remains ineffective. If requested by the Placement Agent, and in accordance with applicable securities laws, the Shelf Registration Statement shall cover the direct sale of such Registerable Capital Stock to the holders of such securities. The Registerable Capital Stock will be subject to a staggered "lock-up" as may be deemed advisable by the Placement Agent.

         (f) Form D Filing. The Company shall file five (5) copies of a Notice of Sales of Securities on Form D with the Commission no later than fifteen (15) days after the first Closing Date. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

         (g) Press Releases, Etc. Except as otherwise required by applicable law or the rules of a regulatory body, the Company shall not, during the period commencing on the date hereof and ending thirty (30) days after the Final Closing Date, issue any press release or other communication, make any written or oral statement to any media organization or publication or hold any press conference, presentation or seminar, or engage in any other publicity with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior written consent of the Placement Agent. Upon the request of the Placement Agent, the Company shall make a Rule 135c (under the Act ) announcement with respect to the commencement of the Offering.

         (h) Public Documents. Following the Final Closing Date of the Offering, the Company will furnish to the Placement Agent: (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within one hundred twenty (120) days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K, (C) each of its quarterly reports to its stockholders, if any, and if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q, (D) each of its current reports on Form 8-K, and (E) a copy of the full Shelf Registration Statement, (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding

Paramount Capital, Inc.
Page 21



clause 5(h)(i)(E) and any other information that is generally available to the public. In addition, the Company upon reasonable request will meet with the and any other information that is generally available to the public. In addition, the Company upon reasonable request will meet with the Placement Agent or its representatives to discuss all information relevant for disclosure in any Shelf Registration Statement covering shares purchased by Purchasers from the Company and offered by them for resale and will cooperate in any reasonable investigation undertaken by the Placement Agent for the purpose of confirming the accuracy of the Shelf Registration Statement, including the production of information at the Company's offices.

         (i) Restrictions on Securities. During the thirty-six (36) months following June 30, 1997, the Company shall not, without the prior written consent of the Placement Agent, offer or sell any of its securities in reliance on Regulation S of the Act. During the twenty-four (24) month period following October 1, 1997, the Placement Agent shall have the right of first refusal to act as placement agent for the offering of any securities of the Company issued for fund raising purposes. During the thirty-six (36) month period following June 30, 1997 the Company will not extend the expiration date or decrease the exercise price of any options, warrants, convertible securities or other similar security purchase rights without the prior written consent of the Placement Agent.

         (j) Listing. The Company will take all action necessary promptly to file an Application for Listing of Additional Shares with the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market, or the OTC Electronic Bulletin Board and/or take any other necessary action to enable the (i) Common Stock (including the Common Stock issuable (A) upon exercise of the Class C Warrants, (B) upon exercise of the Placement and Advisory Options (including the shares of Common Stock issuable upon exercise of the Class C Warrants underlying the Placement Options and (C) pursuant to any Article VI Issuances) and (ii) the Class C Warrants to trade on such market.

         (k) Financial Advisory Agreement. Upon the Final Closing Date, the Company and the Placement Agent will enter into an advisory agreement (the "Financial Advisory Agreement") whereby the Placement Agent will act as the Company's non-exclusive financial advisor. Such engagement will provide that the Placement Agent receive (i) a monthly retainer of four thousand ($4,000) Dollars (minimum engagement of 24 months and $20,000 of which shall be payable upon the execution of the Financial Advisory Agreement), (ii) out-of-pocket expenses and
(iii) standard cash and equity success fees in the event the Placement Agent assists the Company in connection with certain financing and strategic transactions. In addition, upon the execution of the Financial Advisory Agreement, the Company will sell to the Placement Agent and/or its designees, for $.001 per option, options (the "Advisory Options") to acquire a number of newly issued Units equal to fifteen percent (15%) of the Units issued in the Offering, exercisable for a period of five (5) years commencing six (6) months after the Final

Paramount Capital, Inc.
Page 22

Closing Date at an exercise price equal to 110% of the initial offering price of the Units. The Company has agreed to register certain of the securities underlying the Advisory Options for resale under the Act on the Registration Statement. The securities underlying the Advisory Options will not be subject to mandatory conversion or redemption by the Company nor will they be callable by the Company. The Advisory Options will contain a cashless exercise feature, a provision for payment of the exercise price by promissory note, and antidilution provisions.

         (l) Company Insiders. Officers, directors or principal stockholders of the Company may invest in the Offering. Any such investments will be included in calculating whether the 25 Units have been sold in the Minimum Offering, whether the 100 Units have been sold in the Maximum Offering, and whether the 150 Units have been sold pursuant to the over-allotment option.

         (m) Placement Agent Insiders. Certain affiliates of the Placement Agent may purchase Units in the Offering. Affiliates of the Placement Agent will invest net of cash commissions and expenses. Accordingly, the Placement Agent will not receive a commission on the Units purchased by its affiliates and the Company will receive net proceeds equivalent to the net proceeds received from the purchase of Units by persons not affiliated with the Placement Agent. The aggregate offering price of any such investments will be included in calculating whether the 25 Units have been sold in the Minimum Offering, whether the 100 Units have been sold in the Maximum Offering, and whether the 150 Units have been sold pursuant to the over-allotment option.

         (n) Subscription Checks. All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the bank account at the Escrow Agent described in the Escrow Agreement.

         (o) No Offerings. Pending completion or termination of the Offering in accordance with the terms of this Agreement, the Company agrees that it will not enter into an agreement (whether binding or not) with any other person or entity relating to a possible public or private offering or placement of its securities (other than in connection with a corporate partnership, strategic alliance or government funding).

         (p) Lock-Up Agreement. If requested by the Placement Agent, the Company will obtain from its directors, executive officers and beneficial owners of five percent (5%) or more of the Company's outstanding common stock, an agreement that, for a period of twenty-four (24) months from the Final Closing Date, they will not sell, assign or transfer any of their shares of the Company's securities without the Placement Agent's prior written consent.

         (q) No Statements. The Company shall not use the name of the Placement Agent or any officer, director, employee or shareholder thereof without the express

Paramount Capital, Inc.
Page 23

written consent of the Placement Agent. In the event the Placement Agent has refused to give consent and the Company has been advised upon in a written opinion of counsel that any such disclosure is required as a matter of law, the Company may make such disclosure (to the extent that such opinion states that it is required) without the Placement Agent's consent.

         (r) Company Advisors. The Company covenants and represents that it shall immediately notify its independent accountants and patent, regulatory and outside corporate counsel of the pendency of the Offering and that comfort letters and legal opinions will be required prior to any closing. The Company agrees and represents that it will provide (i) preliminary drafts of the Term Sheet to such firms for their review and comment and (ii) final drafts of the Term Sheet to such firms immediately upon its completion.

         (s) Directors and Observers.

             (i) For a period of five (5) years after June 30, 1997, the Placement Agent shall be entitled to designate a number of directors that would constitute a majority of the Board of Directors for nomination as voting directors ("Directors") of the Company. In no event shall the Board of Directors exceed seven (7) members without the Placement Agent's consent. If necessary, the Directors of the Company will elect each such person to the Board of Directors of the Company (A) on the Initial Closing Date, by causing an existing Director of the Company to resign and (B) thereafter, by creating a new position on the Board of Directors promptly following such person's nomination by the Placement Agent. The Board of Directors of the Company shall nominate each such person for election in connection with any stockholder vote for Directors, and the Company will use its best efforts to ensure that the stockholders of the Company agree to vote all their securities in favor of each such person's election. The Company agrees to vote all voting securities for which the Company holds proxies granting it voting discretion, or which the Company is otherwise entitled to vote, in favor of, and to use its best efforts in all respect to cause, the election of each such individual proposed by the Placement Agent. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, resignation or removal (with or without cause) of any such individual proposed and nominated by the Placement Agent pursuant to this Agreement, the Company shall, and shall use its best efforts to ensure that the stockholders of the Company, vote all its or their voting securities to elect each individual proposed by the Placement Agent and nominated for election by the Placement Agent to fill such vacancy and serve as a voting Director.

             (ii) At the Placement Agent's option, in addition to or in lieu of proposing for nomination and election the majority of the Directors of the Company to be proposed by the Placement Agent as set forth in Section 5(s)(i), the Placement Agent may, until such time as no Article VI Rights (as defined in the Subscription Agreement) remain outstanding, designate a nonvoting observer or observers who shall be entitled to attend all meetings of the Board of Directors and any of its committees and who shall be (A) provided reasonable prior

Paramount Capital, Inc.
Page 24

notice of all meetings of the Board of Directors and any of its committees, (B) provided reasonable prior notice of any action that the Board of Directors or any of its committees may take by written consent, (C) promptly delivered copies of all minutes and other records of action by, and all written information furnished to, the Board of Directors or any of its committees, and (D) promptly furnished any other information requested by such observer or observers which a member of the Board of Directors would be entitled to request to discharge his or her duties. Such observers shall be entitled to the same rights to reimbursement for the expense of attendance at meetings as any outside Director.

             (iii) If the Placement Agent gives notice to the Company that the Placement Agent desires to remove a Director proposed by the Placement Agent pursuant to this Agreement, the Company shall, and shall use its best effort to ensure that the stockholders of the Company shall, vote all of its or their voting securities in favor of removing such Director if a vote of holders of such securities shall be required to remove the Director, and the Company agrees to take any action necessary to facilitate such removal.

             (iv) Each Director nominated by the Placement Agent shall be entitled to the same type of compensation, and an amount of compensation at least equal to the highest amount, payable to any other Director for serving in such capacity. As used in this paragraph 5(s)(iv), "compensation" shall include Director and Officer insurance coverage among other things. The Company shall cover the Directors nominated by the Placement Agent with Director and Officer insurance that is at least as favorable to such persons as the most favorable (from the prospective of the insured) Director and Officer insurance benefiting any other member of the Board of Directors or management of the Company.

             (v) Not later than three (3) business days after the Initial Closing Date, the Company shall have (A) caused the appointment of the initial Directors nominated by the Placement Agent to its Board of Directors in accordance with the provisions of this Section 5(s), to the extent such individuals have been identified in writing to the Company by such time, and (B) taken such action as shall be necessary to cause the Board of Directors to be composed of, and limited to, five members. The Company will use its best efforts to ensure continuing compliance with the terms of Clause (B) of the preceding sentence until such time as no Article VI Rights remain outstanding.

             (vi) The Placement Agent's rights under this Section 5(s) shall be exercisable only to the extent that the corresponding rights contained in
Section 7.19 of the Securities Purchase Agreement dated as of June 30, 1997 have not been previously exercised by The Aries Trust, a Cayman Islands Trust (the "Trust") or Aries Domestic Fund, L.P. (the "Partnership").

         (t) Board of Directors.

Paramount Capital, Inc.
Page 25

             (i) The Company shall promptly reimburse each Director or observer of the Company designated by the Trust, the Partnership or the Placement Agent who is not an employee of the Company for all of his reasonable expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

             (ii) The Company shall at all times maintain provisions in its By-laws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

             (iii) The By-laws of the Company shall always contain provisions consistent with the provisions of this Section 5(t) except to the extent this
Section 5(t) deals with the possible observers.

         (u) Placement Agent Approval Rights.

             (i) Until such time as the Placement Agent, Partnership and the Trust, and each of their respective affiliates, in the aggregate, own less than five percent (5%) of the Total Voting Shares (as defined below) of the Company's capital stock (taking into account shares issuable upon conversion or exercise of shares held by them), the Company shall not do any of the following without prior written consent of the Placement Agent to the extent such consent right is not exercised by the Partnership or the Trust: (A) incur any indebtedness outside the ordinary course of business, (B) incorporate, acquire, dissolve or dispose of any subsidiaries (C) enter into any transactions with affiliates of the Company nor (D) increase any executive compensation or bonuses, whether in the form of cash, stock, stock equivalents or otherwise (except for bonuses guaranteed in an employment contract). The "Total Voting Shares" shall mean all outstanding shares of any class or classes (however designated) of capital stock entitled to vote generally in the election of members of the Board of Directors.

             (ii) In addition to the approval rights set forth in 5(u)(i) above, so long as at least fifty percent (50%) of the shares of Common Stock included in the Units (including those issuable upon exercise of the Placement and Advisory Options) remain outstanding and subject to Article VI Rights, the Company will not, without the prior written consent of the Placement Agent: (A) issue or increase the authorized amount or alter any of the terms, of any securities of the Company senior to, or on parity with, the Common Stock (other than Common Stock to be issued pursuant to Article VI Issuances relating to Common Stock (including the shares of Common Stock underlying the Units issuable upon exercise of the Placement Options and Advisory Options) issued in this Offering) with respect to voting, liquidation or dividends (except for class voting rights required law), (B) alter any of the Company's charter documents or take any action so as to adversely affect the relative rights,

Paramount Capital, Inc.
Page 26

preferences, qualifications, limitations or restrictions of the Common Stock or of the Article VI Rights (as defined in the Subscription Agreement), (C) enter into any transactions with affiliates of the Company or (D) incorporate or acquire any subsidiaries.

         (v) Disposal of Assets. Pending completion or termination of the Offering, the Company will not dispose of any assets of the Company (including, without limitation, creating, suffering to exist or permitting the imposition of any liens) other than in the ordinary course consistent with past practice.

         (w) Consultants, Etc. The Placement Agent may, at its option, select and appoint a public relations firm and consultants to assist the Company in its affairs, the cost of which shall be borne by the Company.

         (x) Reports. The Company shall provide the Placement Agent with (i) written business and financial updates on a monthly basis and (ii) detailed written quarterly reports ("Quarterly Reports") containing quarterly updates as to product development, financial matters, clinical trials, corporate partnering matters, and any other material events or business activities. The Quarterly Reports shall contain sections (i) detailing the Company's objectives and milestones for the upcoming quarter and (ii) comparing the Company's performance in the previous quarter with the milestones and objectives set forth for such quarter in the previous Quarterly Report.

         6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective partners, affiliates, shareholders, directors, officers, agents, advisors, representatives, employees, counsel and controlling persons within the meaning of the Act (a "Paramount Indemnified Party") against any and all losses, liabilities, claims, damages and expenses whatsoever (and all actions in respect thereof), and to reimburse the such Paramount Indemnified Party for legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, the costs of investigating, preparing, pursuing or defending any such action or claim whether or not pending or threatened and whether or not the Placement Agent or any Paramount Indemnified Party is a party thereto), in so far as such losses, liabilities, claims, damages or expenses arise out of, relate to, are incurred in connection with or are in any way a result of (i) the engagement of the Placement Agent pursuant to this Agreement and in connection with the transactions contemplated by this Agreement and the other Offering Documents (the "Engagement"), including any modifications or future additions to such Engagement and related activities prior to the date hereof, (ii) any act by the Placement Agent or any Paramount Indemnified Party taken in connection with the Engagement, (iii) a breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement,

Paramount Capital, Inc.
Page 27

(iv) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in connection with the sale of the Units, or (v) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Paramount Indemnified Party in writing specifically for use in the Offering Documents;

            (b) The Company agrees to indemnify and hold harmless a Paramount Indemnified Party to the same extent as the foregoing indemnity, and subject to the limitations set forth therein, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

            (c) The Placement Agent agrees to indemnify and hold harmless the Company, the Company's directors, officers, employees, counsel, advisors, representatives and agents and controlling persons within the meaning of the Act (a "Company Indemnified Party") and each and all of them, to the same extent as set forth in Section 6(a)(v) of the foregoing indemnity from the Company to the Placement Agent, but only with reference to information, relating to the Placement Agent, furnished in writing to the Company by the Placement Agent specifically for inclusion in the Offering Documents and only to the extent that any losses, claims, damages, and liabilities in respect of which indemnification is claimed are finally judicially determined to have resulted primarily and directly from the bad faith or gross negligence of the Placement Agent.

            (d) Promptly after receipt by a person entitled to indemnification pursuant to subsection (a), (b), or (c) (an "indemnified party") of this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against a person granting indemnification (an "indemnifying party") under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after

Paramount Capital, Inc.
Page 28

notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation incurred at the request of the indemnifying party. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the indemnifying party and, in the opinion of counsel of the indemnified party, a conflict of interest exists between such parties in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement, compromise, consent to entry of judgment or other termination of any action (collectively, "Terminations") in respect of which a Paramount Indemnified Party may seek indemnification hereunder (whether or not any Paramount Indemnified Party is a party thereto) shall be made without the prior written consent of the Paramount Indemnified Party, which such consent may be withheld at the sole discretion of such Paramount Indemnified Party, provided, however, that the foregoing requirement of prior written consent for Terminations shall not apply to the Placement Agent who may agree to such Terminations without the prior written consent of any Paramount Indemnified Party.

            (e) Notwithstanding any of the provisions of this Agreement, the aggregate indemnification or contribution of the Placement Agent for or on account of any losses, claims, damages, liabilities or actions under this
Section 6, Section 7 or any other applicable section of this Agreement, shall not exceed the Cash Commissions actually paid to the Placement Agent. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b), (c) and (d) of this Section 6 and Section 7, and the covenants, representations and warranties of the Company and the Placement Agent set forth in Sections 1, 2, 3, 4 and 5 shall remain operative and in full force and effect regardless of (i) any investigation made by the Placement Agent, on the Placement Agent's behalf or by or on behalf of any person who controls the Placement Agent, the Company or any controlling person of the Company or any director or officer of the Company, (ii) acceptance of any of the Units and payment therefor or (iii) any termination of this Agreement, and shall survive the delivery of the Units, and any successor of the Placement Agent or of the Company or of any person who controls the Placement Agent or the Company, as the case may be, shall be entitled to the benefit

Paramount Capital, Inc.
Page 29

of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Company and the Placement Agent contained in subsections (a), (b) and (c) of this Section 6 and Section 7 shall be in addition to any liability which the Company and the Placement Agent may otherwise have.

         7. Contribution.

            (a) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 6 but it is found in a final judicial determination, by a court of competent jurisdiction, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 hereof or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7 is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

         8.  Miscellaneous.

Paramount Capital, Inc.
Page 30


            (a) Survival. Any termination of the Offering without any Closing shall be without obligation on the part of any party except that the provisions regarding fees and expenses contained in Section 5(b), the indemnification provided in Section 6 hereof and the contribution provided in Section 7 hereof shall survive any termination and shall survive any Closing.

            (b) Representations, Warranties and Covenants to Survive Delivery. Except as provided in Section 8(a), the respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and the Placement Agent as of the date hereof shall survive execution of this Agreement and delivery of the Units and the termination of this Agreement.

            (c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

            (d) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions.

            (e) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

            (f) Notices. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Paramount Capital, Inc., 787 Seventh Avenue, 48th Floor, New York, New York, 10019, Att: Michael S. Weiss and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Procept, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139, Attn: Chief Executive Officer.

            (g) Termination. Subject to the general survival provisions contained in Sections 8(a) and 8(b) and, in the event of a termination by the Company, provided that the Company pays the one hundred thousand ($100,000) termination fee and expenses set forth in Section 5(b), this Agreement may be terminated by either party prior to the end of the Offering Period upon written notice to the other party.

            (h) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter

Paramount Capital, Inc.
Page 31



hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

            (i) Nothing contained herein or otherwise shall create a partnership or joint venture between the Placement Agent and the Company.

            (j) The headings and captions of the various subdivisions of this Agreement are for convenience or reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

Paramount Capital, Inc.
Page 32

     If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                    Very truly yours,

                                    PROCEPT, INC.


                                    By:     /s/ Stanley C. Erck
                                            ---------------------------------
                                    Name:   Stanley C. Erck
                                    Title:  President


Agreed to by:

PARAMOUNT CAPITAL, INC.


By:    /s/ Lindsay A. Rosenwald, M.D.
       -------------------------------
Name:  Lindsay A. Rosenwald, M.D.
Title: Chairman

Paramount Capital, Inc.
Page 1



                                                                       EXHIBIT A


                                  PROCEPT, INC.

                              OFFICER'S CERTIFICATE

                                January 23, 1998

     I, Stanley C. Erck, certify that I am the President of Procept, Inc., a Delaware corporation (the "Company"), and that, as such, I am authorized to execute this certificate on behalf of the Company. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Placement Agency Agreement (as defined below). Reference is made herein to the closing held on January 23, 1998 (the "Closing Date"). I do hereby certify that I have carefully examined all of the Offering Documents (as defined in the Placement Agency Agreement dated as of October 26, 1997 between the Company and Paramount Capital, Inc. (the "Placement Agency Agreement")), and do hereby further certify that:

     1. All of the representations and warranties of the Company contained in the subscription agreements (the "Subscription Agreements") between the Company and the purchasers (the "Purchasers") of the Units of the Company contemplated by the Company's Confidential Term Sheet, dated November 14, 1997 (as supplemented, the "Term Sheet") are true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions in the Subscription Agreements to be performed or satisfied on its part before the Closing Date in all material respects.

     2. The Term Sheet does not contain any untrue statement of a material fact or omit to state any fact required to be stated in order to make the statements therein not misleading as of the Closing Date. Since the date of the Term Sheet, no event has occurred concerning which information is required to be contained in an amended or supplemented Term Sheet concerning which such information is not contained therein.

     3. All of the representations and warranties of the Company contained in the Placement Agency Agreement are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in the Placement Agency Agreement to be performed and satisfied on its part at or

Paramount Capital, Inc.
Page 2


prior to the Closing Date in all material respects.


     4. All of the representations and warranties of the Company contained each of the other Offering Documents are true and correct in all material respects on the Closing Date, and the Company has performed all covenants and agreements and has satisfied all conditions contained in such Offering Documents to be performed and satisfied on its part at or prior to the Closing Date in all material respects.

     5. Since the date of the most recent financial statements and the information included in the Term Sheet, there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Company taken as a whole, whether or not arising from transactions in the ordinary course of business, nor has there occurred any material event required to be set forth in the Term Sheet, including, without limitation, in accordance with Section 2(g) of the Placement Agency Agreement.

     6. There is no litigation pending or threatened by or against the Company, except as disclosed in the Term Sheet.

     7. The Company shall promptly take all action necessary to list (i) the Common Stock underlying the Units, (ii) the Common Stock issuable upon exercise of the Class C Warrants underlying the Units, (iii) the Class C Warrants (including the Class C Warrants underlying the Placement and Advisory Options),
(iv) the Common Stock constituting any Article VI Issuances relating to Common Stock underlying the Units (including for each of (i), (ii), (iii) and (iv) above, the Units issuable upon exercise of the Placement and Advisory Options) on the Nasdaq National Market in accordance with the rules of the Nasdaq National Market.

     8. Since January 1, 1997, the Company has not offered to sell to or solicited any offers to buy from any person shares of capital stock of the Company, except in connection with the Offering contemplated by the Term Sheet.

     This Certificate is made for the benefit of and may be relied upon by, the Placement Agent, Kramer, Levin, Naftalis & Frankel, as counsel to the Placement Agent, and each of the Purchasers.

     IN WITNESS WHEREOF, I have executed this certificate on this 23rd day of January, 1998.

                                                 /s/ Stanley C. Erck
                                            ------------------------------------
                                                 Name:  Stanley C. Erck
                                                 Title: President

Paramount Capital, Inc.
Page 1



                                                                       EXHIBIT B


                                  PROCEPT, INC.

                             SECRETARY'S CERTIFICATE

                                January 23, 1998

     I, Lynette C. Fallon, certify that I am the duly elected, qualified and acting Secretary of Procept, Inc., a Delaware corporation (the "Company"), and as such, I am duly authorized to execute this Certificate on behalf of the Company, and that I am familiar with the facts certified below. All capitalized terms used herein but not otherwise defined herein shall the meanings ascribed to such terms in the Placement Agency Agreement dated as of October 26, 1997 between the Company and Paramount Capital, Inc. (the "Placement Agency Agreement"). Reference is made herein to the closing held on January 23, 1998 (the "Closing Date"). In connection with the offering and sale of up to 60 units (the "Units"), each consisting of (a) the number of shares (rounded to the nearest whole share with 0.5 of one share being rounded upward) (the "Offering Quantity") of Common Stock of the Company, par value $.01 per share, (the "Common Stock") determined by dividing 100,000 by the lesser of (i) $0.50 and
(ii) 75% of the Trading Price (as defined below) as of (x) the initial closing date (the "Initial Closing Date", (y) any interim closing date (each an "Interim Closing Date") or (z) the final closing date (the "Final Closing Date") of this offering whichever is lowest (the "Offering Price"), and (b) warrants (the "Class C Warrants") to purchase, at an exercise price per share equal to the Offering Price, at any time prior to the fifth anniversary of the Final Closing Date (as defined herein) a number of shares of Common Stock equal to the Offering Quantity, for which Paramount Capital, Inc. ("Paramount") has acted as placement agent, I do hereby further certify as follows:

     1. Attached hereto as Attachment A is a true, correct and complete copy of the Company's Certificate of Incorporation, as amended, which is in full force and effect, no amendment to such certificate has been approved by the Board of Directors or stockholders of the Company or filed with the Delaware Secretary of State since October 26, 1997. As of the Closing Date, the Company is duly incorporated and in good standing in its state of incorporation and has paid all fees and taxes due and payable by it on or prior to the Closing Date necessary for the maintenance or continuation of its corporate existence. As of the Closing Date, except as

Paramount Capital, Inc.
Page ii


disclosed in the Term Sheet, there are no proceedings or actions contemplated by the Company, relating to the merger, liquidation, consolidation, or sale of all or substantially all of the assets or business of the Company or which would otherwise threaten or impair the Company's corporate existence.

     2. Attached hereto as Attachment B is a true, correct and complete copy of the By-laws of the Company, as in full force and effect on the Closing Date and at all times from October 26, 1997 through the Closing Date.

     3. As of the Closing Date, each of the Offering Documents is in the form authorized by the board of directors of the Company pursuant to the resolutions set forth in Attachment C.

     4. Attached hereto as Attachment C is a true, correct and complete copy of resolutions duly adopted at meetings of the Company's board of directors duly called and held on January 13, 1998, which resolutions authorize the issuance and sale of the Units and the Placement Options and Advisory Options in accordance with the requirements of Delaware law, the Certificate and By-laws of the Company, are the only resolutions in effect adopted by the board of directors of the Company or any committee thereof with respect to the offering and sale of the units and the transactions relating thereto, and which have not been revoked, modified and amended or rescinded and are in full force and effect on the Closing Date.

     5. Attached hereto as Attachment D are true, correct and complete copies of specimens of the certificates representing the Common Stock and Class C Warrants heretofore approved and adopted by the board of directors of the Company. Each of the certificates representing Common Stock and Class C Warrants delivered on the Closing Date to each of the Purchasers pursuant to the Subscription Agreements has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and delivered, all in accordance with the Certificate and By-laws of the Company and the requirements of applicable law.

     6. Attached hereto as Attachment E is a true, correct and complete copy of the form of Placement and Advisory Options heretofore approved and adopted by the Board of Directors of the Company. Each of the Placement and Advisory Options delivered on the date hereof to each of the holders pursuant to the Placement Agency Agreement has been executed by the genuine or facsimile signature of officers of the Company who have been duly elected or appointed, qualified and acting as such officers on the date such certificates were executed and

Paramount Capital, Inc.
Page 3

delivered, all in accordance with the Certificate and By-laws of the Company and the requirements of applicable law.

     7. The minute books and records of the Company, relating to all proceedings of the stockholders, the Board of Directors of the Company and the Compensation Committee, the Audit Committee and the Nominating Committee of such Board have been made available to Kramer, Levin, Naftalis & Frankel, counsel to Paramount, and, in such form, are the original minute books and records of the Company. There have been no material changes, alterations or additions in such minutes or records since their examination by Kramer, Levin, Naftalis & Frankel on behalf of Paramount.

     8. Each person who, as an officer or director of the Company, signed any of the Offering Documents or any other document in connection with the offering and sale of the Units, the Placement and the Advisory Options and the closing relating thereto was duly elected or appointed, qualified and acting as such officer or director at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such officer, director or person duly appointed for the purpose of executing such documents under valid powers of attorney, and each individual who signed such signature pages, personally or by an attorney-in-fact, was then duly elected, qualified and acting as an officer or director of the Company as stated therein.

     9. The following persons are, and have been at all times since October 26, 1997, duly qualified and acting officers of the Company, duly elected or appointed to the offices set forth opposite their respective names, and the signature opposite the name of each such officer is his or her, or a facsimile of his or her, authentic signature, and the seal affixed hereto is the duly adopted seal of the Company:

      Name                      Office                                 Signature
      ----                      ------                                 ---------

Stanley C. Erck                 President, Chief Executive Officer
                                And Treasurer



                  This certificate is made for the benefit of, and may be relied upon by, Paramount,

Paramount Capital, Inc.
Page iv

Kramer, Levin, Naftalis & Frankel, as counsel to Paramount, and each of the Purchasers.

     IN WITNESS WHEREOF, I have hereunto set forth my hand this 23rd day of January, 1998.

         [SEAL]

                                                  /s/ Lynnette C. Fallon
                                          -------------------------------------
                                          Name:   Lynnette C. Fallon
                                          Title:  Secretary

     I, Stanley C. Erck, President of the Company, do hereby certify that Lynette C. Fallon whose genuine signature appears above, is, and has been at all times since October 26, 1997, the duly elected or appointed, qualified and acting Secretary of the Company.

     IN WITNESS WHEREOF, I have hereunto set forth my hand this 23rd day of January, 1998.


                                                        /s/ Stanley C. Erck
                                                 -------------------------------
                                                 Name:  Stanley C. Erck
                                                 Title: President